                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                           THE TOWN AND COUNTRY TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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

                           THE TOWN AND COUNTRY TRUST

        ---------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
        ---------------------------------------------------------------

     Notice is hereby given that the Annual Meeting of Shareholders of The Town and Country Trust will be held at The Center Club, 100 Light Street, Baltimore, Maryland on Wednesday, May 5, 2004 at 11:00 A.M., local time, for the purpose of considering and acting upon:

          1. The election of five (5) Trustees, each to hold office until the next Annual Meeting of Shareholders and until his or her successor shall be elected and qualified; and

          2. The transaction of any other business which properly may come before the meeting and any adjournments thereof.

     Shareholders of The Town and Country Trust of record at the close of business on March 17, 2004 are entitled to vote at the Annual Meeting and any adjournments thereof.

                                          By order of the Board of Trustees

                                          Daniel G. Berick
                                          Secretary

Baltimore, Maryland
April 1, 2004

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

        IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

     The Securities and Exchange Commission now permits companies to send a single set of annual disclosure documents to any household at which two or more shareholders reside, unless contrary instructions have been received, but only if the company provides advance notice and follows certain procedures. In such cases, such shareholders continue to receive a separate notice of the meeting and proxy card. This "householding" process reduces the volume of duplicate information and reduces printing and mailing expenses. The Trust has not instituted householding for shareholders of record; however, a limited number of brokerage firms may have instituted householding for beneficial owners of the Trust's Common Shares of Beneficial Interest held through such brokerage firms. If your family has multiple accounts holding Common Shares of Beneficial Interest of the Trust, you already may have received householding notification from your broker. Please contact your broker directly if you have any questions or require additional copies of the annual disclosure documents. The broker will arrange for delivery of a separate copy of this Proxy Statement or the Trust's Annual Report promptly upon your written or oral request. You may decide at any time to revoke your decision to household, and thereby receive multiple copies.

                                                                   April 1, 2004

                           THE TOWN AND COUNTRY TRUST
                            100 SOUTH CHARLES STREET
                           BALTIMORE, MARYLAND 21201

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     The accompanying proxy is solicited by the Trustees of The Town and Country Trust (the "Trust") for use at the Annual Meeting of Shareholders to be held on May 5, 2004 and any adjournments thereof.

     Shareholders of record at the close of business on March 17, 2004 (the record date) will be entitled to vote at the Annual Meeting and any adjournments thereof. At that date the Trust had issued and outstanding 17,418,024 Common Shares of Beneficial Interest (the "Common Shares"), par value $.01 per Common Share. Each such Common Share is entitled to one vote on all matters properly coming before the Annual Meeting. At least 8,709,013 Common Shares must be represented at the Annual Meeting in person or by proxy in order to constitute a quorum for the transaction of business.

     This Proxy Statement and the accompanying form of proxy were first mailed to Shareholders on April 1, 2004.

                              ELECTION OF TRUSTEES

     At this Annual Meeting, five Trustees are to be elected for a term expiring at the 2005 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Unless a Shareholder requests that voting of the proxy be withheld for any one or more of the nominees for Trustee in accordance with the instructions set forth on the proxy, it presently is intended that Common Shares represented by proxies solicited hereby will be voted for the election as Trustees of the five nominees named in the table below. All nominees have consented to being named in this Proxy Statement and to serve if elected. Should any nominee subsequently decline or be unable to accept such nomination or to serve as a Trustee, an event which the Trustees do not now expect, the persons voting the Common Shares represented by proxies solicited hereby may either vote such Common Shares for a slate of five persons which includes a substitute nominee or for a reduced number of nominees, as they may deem advisable. For election as a Trustee, a nominee must receive the affirmative vote of a plurality of the Common Shares voted at the Annual Meeting in person or by proxy. Neither abstentions nor broker non-votes will be counted as votes cast and neither will have any effect on the result of the vote, although both will count toward the determination of the presence of a quorum.

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Trust's records.

NAME                      AGE                             POSITION
----                      ---                             --------
Harvey Schulweis          63    Chairman of the Board, President and Chief Executive Officer
                                of the Trust

Nancy Lerner Beck         43    Attorney, formerly Assistant Prosecutor for the City of
                                Cleveland, Ohio

James H. Berick           70    Retired Partner, Squire, Sanders & Dempsey L.L.P., attorneys

H. Grant Hathaway         76    Retired, formerly Vice Chairman, MNC Financial, Inc., bank holding company

Milton A. Wolf            79    President of Milton A. Wolf Investors, investments, and
                                Chairman of Zehman-Wolf Management, Inc., real estate
                                management and development

     Mr. Schulweis has been the Chairman of the Board of the Trust since December 2002, the Chief Executive Officer of the Trust since October 1997 and the President and a Trustee of the Trust since its formation in May 1993. Mr. Schulweis has been the President of Schulweis Realty, Inc., a private real estate investment and development firm, since 1991. Formerly a general partner of Lazard Freres & Co., he is a Certified Public Accountant and was a partner in a predecessor firm to Ernst & Young LLP, a major international accounting firm.

     Mrs. Beck, the daughter of the late Alfred Lerner, was elected in December 2002 by the Trustees to fill the Trustee position formerly occupied by Mr. Lerner, the Trust's former Chairman. Mrs. Beck is an attorney and former Assistant Prosecutor for the City of Cleveland, Ohio. Since May 1999, she has served as a member of the Board of Trustees of the MBNA Foundation, as well as serving on the MBNA Cleveland Education Grants Committee. Since December 2003, she has served as Chairperson of the Leadership Board of the Cleveland Clinic Fertility Center and serves on the Leadership Board of the Cleveland Clinic Children's Hospital. Mrs. Beck also has served on the Board of Trustees of the Cleveland Clinic Foundation since January 2003.

     Mr. Berick has been a Trustee of the Trust since its formation in May 1993. From January 1, 2000 until his retirement on December 31, 2002, Mr. Berick was a partner of Squire, Sanders & Dempsey L.L.P., the successor to Berick, Pearlman & Mills Co., L.P.A., of which Mr. Berick was the Chairman from July 1986 to December 31, 1999. He was the President and Treasurer of Realty ReFund Trust, a real estate investment trust, from 1990 through January 1998. Mr. Berick is a Director of MBNA Corporation.

     Mr. Hathaway, now retired, has been a Trustee of the Trust since its formation in May 1993. In addition, he served as the Vice Chairman of MNC Financial, Inc. from 1990 until 1993. He also served as Vice Chairman of Maryland National Bank from 1990 until 1993 and was its President and Chief Executive Officer in 1991. Mr. Hathaway was the President and Chief Executive Officer of American Security Bank, N.A. in 1991 and the Chairman and Chief Executive Officer of Equitable Bank, N.A. from 1979 until 1990. Mr. Hathaway also served as the President of Equitable Bancorporation from 1975 until 1990 and as its Chief Executive Officer from 1981 until 1990.

     Dr. Wolf has served as a Trustee of the Trust since its formation in May 1993. In addition, he has served as the President of Milton A. Wolf Investors and as the Chairman of Zehman-Wolf Management, Inc. since 1980. Dr. Wolf was the United States Ambassador to Austria from 1977 until 1980. From 1981 until 1987, Ambassador Wolf served as a Distinguished Professorial Lecturer in Economics at Case Western Reserve University. Ambassador Wolf holds a Ph.D. in Economics from Case Western Reserve University and holds honorary doctoral degrees from Cleveland State University and Case Western Reserve University. He is Chairman of the American Austrian Foundation, Vice Chairman of the Council of American Ambassadors and is a member of the Council on Foreign Relations, the Academy of Political Science and the American Economic Association. Ambassador Wolf serves on the Boards of Trustees of Case Western Reserve University and the Cleveland Clinic Foundation.

     THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH NOMINEE FOR TRUSTEE.

BOARD OF TRUSTEES; COMMITTEES OF THE BOARD OF TRUSTEES

     The Board of Trustees has established an Audit Committee, a Compensation Committee, an Ethics and Corporate Governance Committee and a Nominating Committee. James H. Berick, H. Grant Hathaway and Milton A. Wolf comprise the Audit Committee, and Messrs. Berick and Hathaway, Dr. Wolf and Mrs. Beck comprise the Compensation Committee, the Ethics and Corporate Governance Committee and the Nominating Committee. The Board of Trustees has determined that Messrs. Berick and Hathaway, Dr. Wolf and Mrs. Beck are "independent" in accordance with applicable law and the listing standards of the New York Stock Exchange. The charters for the Audit Committee, the Compen-sation Committee, the Nominating Committee and the Ethics and Corporate Governance Committee are available on the Trust's website at www.tctrust.com.

AUDIT COMMITTEE

     The Audit Committee has been established to provide assistance to the Board of Trustees in fulfilling its oversight responsibility to the Shareholders, potential Shareholders, the investment community, and others relating to the Trust's financial statements and the financial reporting process, its systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Trust's financial statements, and the legal compliance and ethics programs as established by management and the Board of Trustees. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication among the Audit Committee, the Trust's independent auditors, and management of the Trust. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Trust and has the power to retain outside counsel or other experts for this purpose. Notwithstanding the foregoing, the Audit Committee is not responsible for conducting audits, preparing financial statements, or assuring the accuracy of financial statements or filings, all of which is the responsibility of management of the Trust and the independent auditors.

     The Board of Trustees has determined that each of the present members of the Audit Committee are financially literate and has accounting or related financial management expertise. The Audit Committee met three (3) times during the fiscal year ended December 31, 2003.

COMPENSATION COMMITTEE

     The Compensation Committee is responsible for administering the Trust's Amended and Restated 1993 Long Term Incentive Plan and the Trust's 1997 Long Term Incentive Plan (the "1997 Plan") and for reviewing benefits and executive compensation, including incentive compensation. The Compensation Committee met once during the fiscal year ended December 31, 2003.

ETHICS AND CORPORATE GOVERNANCE COMMITTEE

     The Ethics and Corporate Governance Committee was established on February 18, 2004, by the Board of Trustees. The charter of the Ethics and Corporate Governance Committee, attached to this Proxy Statement as Appendix A, provides that the Committee shall develop and recommend to the Board of Trustees a set of corporate governance principles applicable to the Trust. Additionally, the Ethics and Corporate Governance Committee shall:

     - oversee compliance with the Trust's governance guidelines;

     - monitor developments in corporate governance;

     - review periodically the Trust's governance guidelines and propose modifications for consideration of the Board of Trustees; and

     - periodically review the Code of Ethics adopted by the Trust pursuant to requirements of applicable law and the New York Stock Exchange and propose modifications to the Code of Ethics when appropriate.

NOMINATING COMMITTEE

     The Nominating Committee was established on February 18, 2004, by the Board of Trustees. The charter of the Nominating Committee, attached to this Proxy Statement as Appendix B, provides that the Committee shall:

     - nominate candidates for election to the Board of Trustees of each annual meeting of shareholders;

     - recommend candidates to the Board of Trustees to fill vacancies occurring on the Board of Trustees or any committees thereof, and evaluate the fitness and qualifications of any candidates proposed for nomination by the Trust's shareholders;

     - recommend trustee nominees to the Board of Trustees for each committee;
       and

     - evaluate and establish Trustee compensation.

     The Nominating Committee has not established specific minimum qualifications a candidate must have in order to be recommended to the Board of Trustees. However, in determining qualifications for Trustees, the Nominating Committee will annually assess the skills and characteristics of the Trustees and the composition of the Board of Trustees as a whole. This assessment will include an analysis of the Board of Trustees' core competencies and the other factors set forth in the Trust's governance guidelines.

     Shareholders may submit the name and qualifications of candidates for the Board of Trustees to the Chair of the Nominating Committee. Each shareholder recommendation that is supported by adequate information about the candidate's qualifications will be evaluated by the Nominating Committee.

     The Trust does not pay any third party a fee to assist in the process of identifying or evaluating any candidates.

CODE OF ETHICS

     The Board of Trustees has adopted a Code of Ethics, available on the Trust's website at www.tctrust.com, for the Trust's employees, officers and Trustees. The provisions of the Code of Ethics will be included in the Trust's employee handbook which is issued to all new employees and officers at the time of employment and reissued to existing employees and officers from time to time.

ATTENDANCE AT MEETINGS; EXECUTIVE SESSIONS

     The Board of Trustees held six (6) meetings during the year ended December 31, 2003. All of the Trustees attended at least 75% of the meetings of the Board of Trustees and its committees of which they were members. All of the Trustees attended the annual meeting of shareholders in May 2003.

COMMUNICATING WITH THE BOARD OF TRUSTEES

     If you wish to communicate with the Board of Trustees or any committee thereof (to nominate a candidate for the Board of Trustees or for any other purpose), you may send correspondence to the Secretary, The Town and County Trust, 100 South Charles Street, Baltimore, Maryland 21201. The Secretary will submit your correspondence to the Chief Executive Officer if your correspondence relates to business or operational matters, to the Chair of the Ethics and Corporate Governance Committee if your correspondence relates to governance matters and to the Chair of the Nominating Committee in the case of any shareholder communication nominating a candidate for the Board of Trustees.

COMPENSATION OF TRUSTEES

     The Trust pays an annual fee of $25,000, plus a fee of $2,500 for each meeting attended, to its Trustees who are not employees of the Trust. Trustees who are employees of the Trust are not paid any Trustees' fees. The Trust reimburses the Trustees for travel expenses incurred in connection with their activities on behalf of the Trust.

     Pursuant to the 1997 Plan, each Trustee who is not otherwise an employee of the Trust or its subsidiaries or affiliates automatically receives, on each January 2, an annual grant of options to purchase 2,000 Common Shares having an exercise price equal to 100% of the fair market value of the Common Shares at the date of grant of such option. Each of the Trust's current non-employee Trustees received an initial grant of options to purchase 2,000 Common Shares at an exercise price equal to the fair market value of the Common Shares at the time such Trustee joined the Board. Should any additional Trustees be elected in the future, each such Trustee would receive an initial grant of options to purchase 2,000 Common Shares having an exercise price equal to 100% of the fair market value of the Common Shares as of such date.

                          CERTAIN RELATED TRANSACTIONS

     Gerald Haak, Senior Vice President-Property Operations of the Trust, is indebted to the Trust in connection with the consolidation of certain personal indebtedness in the amount of $63,674, as of March 17, 2004. The largest aggregate amount of indebtedness owed by Mr. Haak to the Trust at any time since January 1, 2003, was $106,124. This indebtedness bears interest at an aggregate rate of two and one-half percent (2.5%).

                             AUDIT COMMITTEE REPORT

     Notwithstanding anything to the contrary set forth in any of the Trust's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     The Audit Committee consists of the following members of the Trust's Board of Trustees: James H. Berick, H. Grant Hathaway and Milton A. Wolf. Each of the members of the Audit Committee is "independent" under the listing standards of the New York Stock Exchange. The Audit Committee operates pursuant to a written charter adopted by the Board of Trustees. A copy of such charter is attached to this Proxy Statement as Appendix C. The Audit Committee must pre-approve all auditing services and all non-audit services (including the fees and terms thereof) to be performed by the independent auditors. The Audit Committee may delegate to one or more Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed for the Trust by the independent auditor, provided that decisions of such members to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

     The Audit Committee has reviewed and discussed the audited financial statements of the Trust for the fiscal year ended December 31, 2003 with the Trust's management. The Audit Committee has discussed with Ernst & Young LLP, the Trust's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Audit Committee also has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committee) and the Audit Committee has discussed the independence of Ernst & Young LLP with that firm.

     Based upon the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Trustees that the Trust's audited financial statements be included in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                          The Audit Committee

                                          James H. Berick
                                          H. Grant Hathaway
                                          Milton A. Wolf

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of the Trust's previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

     This report describes the Trust's executive compensation programs and the basis on which fiscal 2003 compensation determinations were made by the members of the Compensation Committee in respect of the executive officers of the Trust, including Mr. Schulweis, the Trust's Chairman of the Board, President and Chief Executive Officer.

     The Trust's compensation program provides annual cash compensation to executive officers that recognizes short-term individual and Trust performance and long-term compensation that encourages executive officers to focus on the future. The program is designed to reward current performance in proper context with the long-term health of the Trust and to provide for continuity of management of the Trust's properties, which the Board of Trustees considers to be of critical importance. Annual cash compensation consists of salary and bonus. Long-term incentive programs include grants of share options and restricted and unrestricted share awards.

     The Compensation Committee examines Trust performance and accomplishments in connection with its determination of the compensation of executive officers. The following is an example of information considered by the Committee when it made its compensation decisions.

     For the five-year period from 1999 to 2003, the Trust posted a total shareholder return of 143% (assuming dividend reinvestment). This compares to the National Association of Real Estate Investment Trusts, Inc.'s Equity REIT Total Return Index, which posted a total shareholder return of 96% (assuming dividend reinvestment) and the Standard & Poor's 500 Stock Index's total shareholder return of -3% (assuming dividend reinvestment).

     Based upon the foregoing and other factors set forth below, the Compensation Committee approved annual salaries and bonuses for the Trust's executive officers in respect of fiscal 2003. For purposes of comparison, the Compensation Committee considered salaries and bonuses paid to executive officers of other publicly-held real estate investment trusts. Salaries are based on responsibilities with the Trust, experience, and individual and Trust performance. Bonuses for executive officers are based on Trust and individual performance. Bonuses for 2003 for executive officers were approved by the Compensation Committee based primarily on the Trust's performance relative to plans, goals and objectives, including financial goals such as growth in funds from operations, management of costs and acquisitions of new properties, and nonfinancial goals such as tenant satisfaction, employee turnover and management of internal systems and growth.

     Mr. Schulweis' salary and bonus (in the amounts set forth in the Summary Compensation Table, below) were determined in accordance with the above criteria.

     To provide long-term incentives, the Compensation Committee may grant share options and restricted and unrestricted share awards to officers and key employees under the 1993 Plan or the 1997 Plan. Restricted Common Shares were awarded in 2003 under the 1997 Plan. The restricted Common Shares are restricted for eight years and vest over the last five years of such period. Additionally, the restrictions lapse on termination of the officer's employment due to death, disability or a change in control of the Trust. Upon termination of employment for any other reason, all restricted Common Shares as to which the restrictions have not lapsed are forfeited to the Trust. Holders of restricted Common Shares have all of the rights of holders of Common Shares, including the right to receive dividends and to vote. Mr. Schulweis received an award of 15,000 restricted Common Shares in 2003.

                                          The Compensation Committee

                                          James H. Berick
                                          H. Grant Hathaway
                                          Milton A. Wolf

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid or to be paid by the Trust or its subsidiaries in respect of services rendered during the Trust's fiscal year ended December 31, 2003 to the Trust's Chief Executive Officer and each of the Trust's other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
                                                   ANNUAL                               COMPENSATION
                                                COMPENSATION                ------------------------------------
                                    -------------------------------------   RESTRICTED
NAME AND                   FISCAL                          OTHER ANNUAL       STOCK      OPTIONS     ALL OTHER
PRINCIPAL POSITION          YEAR     SALARY     BONUS     COMPENSATION(1)   AWARDS(2)    (SHARES)   COMPENSATION
------------------         ------   --------   --------   ---------------   ----------   --------   ------------
Harvey Schulweis,           2003    $325,000   $325,000            --        $307,650         --      $ 9,390(3)
  Chairman of the Board,    2002    $325,000   $325,000      $ 56,962        $426,000     50,000      $ 9,453(4)
  President, Chief          2001    $300,000   $250,000            --              --         --      $ 7,788(5)
  Executive Officer

Thomas L. Brodie,           2003    $275,000   $125,000            --        $153,825         --      $ 9,390(3)
  Executive Vice            2002    $275,000   $100,000            --        $319,500     35,000      $ 9,453(4)
  President, Co-Chief       2001    $200,000   $ 50,000            --        $193,600     35,000      $ 8,062(5)
  Operating Officer(6)

James Dolphin,              2003    $275,000   $100,000            --        $123,060         --      $ 9,390(3)
  Executive Vice            2002    $250,000   $ 85,000            --        $213,000     30,000      $ 9,453(4)
  President, Co-Chief       2001    $133,846   $ 25,000            --        $193,600     35,000      $ 7,271(5)
  Operating Officer and
  Assistant Secretary(6)

Gerald J. Haak,             2003    $250,000   $100,000      $139,836        $ 76,913         --      $53,275(3)
  Senior Vice President,    2002    $235,000   $ 85,000      $ 26,565        $159,750     25,000      $37,013(4)
  Property Operations(6)    2001    $185,000   $ 75,000            --              --         --      $24,905(5)

Alan W. Lasker,             2003    $225,000   $ 75,000      $ 66,680        $ 76,913         --      $ 9,390(3)
  Senior Vice               2002    $200,000   $ 75,000      $ 14,600        $159,750     20,000      $ 9,453(4)
  President-Finance,        2001    $160,000   $ 75,000            --              --         --      $ 8,153(5)
  Chief Financial Officer
  and Assistant Secretary

---------------

(1) Amounts shown reflect the difference between the exercise price paid by the respective executive officer for Common Shares acquired upon exercise of options and the fair market value of the Common Shares on the date of exercise.

(2) The total number of restricted shares and the aggregate market value thereof at December 31, 2003 are as follows: Mr. Schulweis held 175,000 restricted shares having an aggregate market value of $4,436,250; Mr. Brodie held 32,500 restricted shares having an aggregate market value of $823,875; Mr. Dolphin held 26,000 restricted shares having an aggregate market value of $659,100; Mr. Haak held 21,250 restricted shares having an aggregate market value of $538,687.50; and Mr. Lasker held 35,250 restricted shares having an aggregate market value of $893,587.50. Dividends accrue and are paid on the restricted shares. The aggregate market value is based on the fair market value at December 31, 2003 of $25.35 per share.

(3) Amounts shown include the following: Trust or subsidiary contributions to defined contribution 401(k) benefit plan -- $9,390 for each of Messrs. Schulweis, Brodie, Dolphin, Haak and Lasker; Trust or subsidiary payments of split-dollar life insurance premiums -- $31,975 for Mr. Haak; Trust or subsidiary loan forgiveness -- $10,534 for Mr. Haak; Trust or subsidiary interest-free loan -- $1,376 for Mr. Haak.

(4) Amounts shown include the following: Trust or subsidiary contributions to defined contribution 401(k) benefit plan -- $9,453 for each of Messrs. Schulweis, Brodie, Dolphin, Haak and Lasker; Trust or subsidiary payments of split-dollar life insurance premiums -- $20,669 for Mr. Haak; Trust or subsidiary payments for years of service award -- $4,677 for Mr. Haak; Trust or subsidiary interest-free loan -- $2,214 for Mr. Haak.

(5) Amounts shown include the following: Trust or subsidiary contributions to defined-contribution 401(k) benefit plan -- $7,788 for each of Messrs. Schulweis, Brodie, Haak and Lasker, and $7,119 for Mr. Dolphin; Trust or subsidiary payments of term life insurance premiums -- $274 for Mr. Brodie, $152 for Mr. Dolphin, $730 for Mr. Haak and $365 for Mr. Lasker, and Trust or subsidiary payments of split-dollar life insurance premiums -- $16,387 for Mr. Haak.

(6) Mr. Brodie became an executive officer of the Trust on May 3, 2001. Mr. Haak became an executive officer of the Trust on March 2, 2001. Mr. Dolphin was hired as an executive officer of the Trust on May 3, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                             NO. OF SECURITIES
                                                          UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                               SHARES                           OPTIONS AT            IN-THE-MONEY OPTIONS AT
                             ACQUIRED ON      VALUE           FISCAL YEAR END             FISCAL YEAR END
NAME                          EXERCISE     REALIZED(1)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                         -----------   -----------   -------------------------   -------------------------
Harvey Schulweis...........         0       $      0          146,189/33,334             1,432,121/135,003
Thomas L. Brodie...........         0       $      0           34,999/35,001               187,012/164,388
James Dolphin..............         0       $      0           33,333/31,667               180,265/150,885
Gerald J. Haak.............    17,335       $139,836           22,697/16,668               182,389/67,505
Alan W. Lasker.............     8,000       $ 66,680           31,667/13,333               281,376/53,999

---------------

(1) Amounts shown reflect the difference between the exercise price paid by the respective executive officer for Common Shares acquired upon exercise of options and the fair market value of the Common Shares on the date of exercise.

                               PERFORMANCE GRAPH

     The following graph compares total Shareholder returns from December 31, 1998 through December 31, 2003 to the Standard & Poor's 500 Stock Index ("S&P 500") and to the National Association of Real Estate Investment Trusts, Inc.'s Equity REIT Total Return Index ("NAREIT"). The graph assumes that the value of the investment in the Common Shares and each index was $100 at December 31, 1998 and that all dividends were reinvested. The Shareholder return shown on the following graph is not necessarily indicative of future performance.

     The following graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Trust specifically incorporates this information by reference and otherwise shall not be deemed filed under such Acts.

                                    [GRAPH]

                       December 31,   December 31,   December 31,   December 31,   December 31,   December 31,
                           1998           1999           2000           2001           2002           2003
                       ------------   ------------   ------------   ------------   ------------   ------------
TRUST                      $100          122.99         145.70         171.56         187.46         243.07
NAREIT                     $100           93.52         117.74         135.99         143.08         198.12
S&P 500                    $100          121.04         110.02          96.94          75.52          97.18

RETIREMENT PLAN

     The Trust has a 401(k) Plan that covers substantially all of its associates who have more than thirty days of service. Effective January 1, 2001, the 401(k) Plan was amended to comply with Internal Revenue Service requirements to qualify as a 401(k) Safe Harbor Plan whereby discretionary contributions made by the Trust are 100% vested. Prior to the amendment, the 401(k) Plan provided for vesting over a five year period beginning with the completion of three years of service. For the fiscal year ended December 31, 2003, $9,390 was contributed to the plan accounts of each of Messrs. Schulweis, Brodie, Dolphin, Haak and Lasker.

               OWNERSHIP OF COMMON SHARES OF BENEFICIAL INTEREST

     The following table sets forth information as of March 17, 2004 in respect of beneficial ownership of Common Shares by each person known to the Trust to own 5% or more of its Common Shares, by each Trustee, by each named executive officer and by all Trustees and executive officers as a group.

                                           SHARES            % OF         OWNERSHIP        TOTAL SHARES
                                        BENEFICIALLY      OUTSTANDING      OF SHARE         AND SHARE
NAME                                     OWNED(1)(2)        SHARES      EQUIVALENTS(3)   EQUIVALENTS/%(4)
----                                  -----------------   -----------   --------------   ----------------
Harvey Schulweis.....................       389,773           2.0%          215,230            605,003/3%
Nancy Lerner Beck....................         9,500(5)          *         2,152,299       2,161,799/10.9%
James H. Berick......................        28,550(6)          *                --                   --
H. Grant Hathaway....................        72,000             *                --                   --
Milton A. Wolf.......................        94,300(7)          *                --                   --
Thomas L. Brodie.....................        60,657             *                --                   --
James Dolphin........................        89,000             *                --                   --
Gerald J. Haak.......................        66,137             *                --                   --
Alan W. Lasker.......................        83,011             *                --                   --
All Trustees and Executive Officers..
  as a Group (11 persons)............       947,761           5.6%               --                   --
The Lerner Foundation**..............     1,000,000           5.0%               --                   --
The Alfred Lerner Trust dated
  June 29, 2001**....................             0             0%        2,152,299       2,152,299/10.8%
Cohen & Steers Capital
Management, Inc.***..................     1,746,100(8)        8.8%               --

---------------

*  Less than 1% of the Common Shares outstanding.

** c/o Squire, Sanders & Dempsey L.L.P., 4900 Key Tower, 127 Public Square, Cleveland, Ohio 44114

*** 757 Third Avenue, New York, NY 10017

(1) Includes the following number of Common Shares which are not owned but can be purchased within 60 days upon the exercise of options: 2,000 by Nancy Lerner Beck; 20,000 by each of James H. Berick, H. Grant Hathaway and Milton
    A. Wolf; 11,667 by Mr. Brodie; 55,000 by Mr. Dolphin; 24,667 by Mr. Haak; 29,148 by Mr. Lasker; and 205,816 by all Trustees and executive officers as a group.

(2) Includes the following number of restricted Common Shares: 192,500 for Mr. Schulweis; 42,500 for Mr. Brodie; 34,000 for Mr. Dolphin; 27,750 for Mr. Haak; 41,250 for Mr. Lasker; and 359,500 for all Trustees and executive officers as a group.

(3) In consideration of the contributions of their interests in the Trust's original properties as part of the formation of the Trust, the late Mr. Lerner and Mr. Schulweis retained beneficial ownership of their limited partnership interests in the Operating Partnership, in which the Trust is an 87.6% general partner. As of March 17, 2004, the Alfred Lerner Trust dated June 29, 2001 and Mr. Schulweis beneficially owned 10.82% and 1.08% limited partnership interests, respectively, in the Operating Partnership. The limited partners of the Operating Partnership share proportionately with the Trust, as general partner, in the net income or loss and any distributions of the Operating Partnership; therefore, the Estate of Alfred Lerner's 10.82% limited partnership interest in the Operating Partnership is the economic equivalent of 2,152,299 Common Shares and Mr. Schulweis' 1.08% limited partnership interest in the Operating Partnership is the economic equivalent of 215,230 Common Shares. Pursuant to the partnership agreement of the Operating Partnership, the Estate of Alfred Lerner and Mr. Schulweis each may convert the limited partnership interest into such number of Common Shares. As a co-executor of the Estate of Alfred Lerner, Mrs. Beck may be deemed to beneficially own such number of Common Shares beneficially owned by the Estate, which is the economic equivalent of 2,152,299 Common Shares.

(4) Percentage shown calculated based on conversion of all share equivalents into Common Shares.

(5) Includes 7,500 Common Shares currently held by Mrs. Beck as custodian for her three minor children. Additionally, Mrs. Beck, as a co-trustee of the Alfred Lerner Trust dated June 29, 2001, may be deemed to beneficially own the economic equivalent of 2,152,299 Common Shares as further described in Footnote 3 above.

(6) Includes 300 Common Shares currently held by Mr. Berick's spouse and 1,300 Common Shares currently owned by a partnership comprised of Mr. Berick's adult sons, beneficial ownership of all of which Mr. Berick disclaims.

(7) Includes 1,300 Common Shares currently held in the name of Dr. Wolf's daughter as guardian for his adult son, beneficial ownership of which Dr. Wolf disclaims. Additionally, includes 66,500 Common Shares held by Milton
    A. Wolf Investors, LLC, in which Dr. Wolf holds a 97% interest.

(8) Based upon information provided to us by Cohen & Steers Capital Management, Inc. on January 29, 2004.

                            SELECTION OF ACCOUNTANTS

     The Trustees have selected Ernst & Young LLP as independent accountants for the Trust for the fiscal year ending December 31, 2004. Ernst & Young LLP were the independent accountants for the Trust for the fiscal year ended December 31, 2003 and are considered by the Trustees to be well qualified.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and to be available to respond to appropriate questions.

     The fees billed by Ernst & Young LLP for services rendered to the Trust and its subsidiaries in 2003 were as follows (the Trust did not pay any fees to Ernst & Young LLP that fall under the category "All Other Fees", as such category is defined in the rules promulgated by the Securities and Exchange Commission):

AUDIT FEES

     For the audit of the Trust's annual financial statements and for the review of the financial statements included in the Trust's Quarterly Reports on Form 10-Q in respect of the year ended December 31, 2003, $260,000, and in respect of the year ended December 31, 2002, $250,000.

AUDIT-RELATED FEES

     For due diligence and audits related to acquisitions or potential acquisitions, audits of employee benefit plans and accounting consultations for capital market transactions in respect of the year ended December 31, 2003, $175,000, and in respect of the year ended December 31, 2002, $16,500.

TAX FEES

     For tax compliance, tax advice and tax planning for the year ended December 31, 2003, $174,000, for the year ended December 31, 2002, $295,000.

PRE-APPROVAL OF FEES

     All the services and fees described above were approved by the Trust's Audit Committee, which considered whether the provision of non-audit related services was compatible with maintaining the independence of Ernst & Young LLP. Substantially all hours expended on the independent accountant's engagement to audit the Trust's financial statement for the year ended December 31, 2003, were attributed to work performed by persons that were full-time, permanent employees of the independent accountants.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and Trustees, and persons who own more than 10% of the Common Shares, to file reports of ownership and changes in ownership of the Common Shares with the Securities and Exchange Commission. All such persons timely filed their respective reports during the year ended December 31, 2003.

                                 OTHER MATTERS

     The Trustees know of no matter to be presented for action at the Annual Meeting other than those described in this Proxy Statement. Should other matters come before the meeting, the Common Shares represented by proxies solicited hereby will be voted in respect thereof in accordance with the best judgment of the proxy holders.

                             SHAREHOLDER PROPOSALS

     If a Shareholder intends to present a proposal in accordance with Rule 14a-8 of the Securities and Exchange Commission at the Annual Meeting of Shareholders presently scheduled for May 2005, such proposal must be received by the Trust on or before November 25, 2004 in order to be considered for inclusion in the Trust's Proxy Statement and form of proxy relating to that meeting. If a Shareholder intends to present a proposal outside of the requirements of such Rule at such Annual Meeting, such proposal must be received by the Trust on or before February 9, 2005.

                             REVOCATION OF PROXIES

     A proxy may be revoked at any time before a vote is taken or the authority granted otherwise is exercised. Revocation may be accomplished by the execution of a later proxy in respect of the same shares or by giving notice in writing or in open meeting.

                            SOLICITATION OF PROXIES

     The cost of soliciting proxies will be borne by the Trust. The Trust does not expect to pay for the solicitation of proxies, but may pay brokers, nominees, fiduciaries and custodians their reasonable expenses for sending proxy materials to principals and obtaining their instructions. In addition to solicitation by mail, proxies may be solicited in person, by telephone or telegraph or by officers, Trustees and regular employees of the Trust.

                                          By order of the Board of Trustees

                                          Daniel G. Berick
                                          Secretary

April 1, 2004

                                                                      APPENDIX A

                           THE TOWN AND COUNTRY TRUST

                        ETHICS AND GOVERNANCE COMMITTEE

                                    CHARTER

ORGANIZATION

     The Ethics and Governance Committee is a committee of the Board of Trustees of The Town and Country Trust (the "Trust"). The Committee shall have at least three members, one of whom shall act as Chair of the Committee. The members and the Chair of the Committee will be appointed each year by the Board of Trustees and shall serve at the pleasure of the Board of Trustees and for such term or terms as the Board of Trustees may determine. Each member of the Committee shall meet the independence requirements of the New York Stock Exchange and any other applicable regulatory bodies.

     The Committee shall meet as frequently as its members deem appropriate to carry out its responsibilities, and shall meet at least annually. A majority of the Committee's members shall be required for a quorum. The Committee shall maintain minutes of each meeting and shall report on matters considered at Committee meetings to the Board of Trustees at the next regular meeting of the Board of Trustees.

PURPOSE

     The purpose of the Committee is to develop and recommend to the Board of Trustees a set of corporate governance principles applicable to the Trust.

DUTIES AND RESPONSIBILITIES

     In carrying out the purposes of the Committee set forth above, the Committee shall perform the following functions. The Committee may carry out additional functions and adopt additional policies and procedures as it may deem to be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee also shall carry out any other responsibilities and duties delegated to it by the Board of Trustees from time to time related to the purposes of the Committee outlined above.

     1. Oversee compliance with the Trust's Governance Guidelines, monitor developments in corporate governance, review periodically the Trust's Governance Guidelines and propose modifications to the Governance Guidelines for consideration by the Board of Trustees as appropriate.

     2. Periodically review the Code of Ethics adopted by the Trust pursuant to the requirements of the New York Stock Exchange and applicable law and propose modifications to the Code of Ethics for consideration by the Board as appropriate.

RETENTION OF OUTSIDE ADVISERS

     The Committee shall have the authority to retain counsel, consultants or other outside advisers with respect to any issue without consulting or obtaining the approval of any officer of the Trust in advance.

February 18, 2004

                                                                      APPENDIX B

                           THE TOWN AND COUNTRY TRUST

                              NOMINATING COMMITTEE

                                    CHARTER

ORGANIZATION

     The Nominating Committee is a committee of the Board of Trustees of The Town and Country Trust (the "Trust"). The Committee shall have at least three members, one of whom shall act as Chair of the Committee. The members and the Chair of the Committee will be appointed each year by the Board of Trustees and shall serve at the pleasure of the Board of Trustees and for such term or terms as the Board of Trustees may determine. Each member of the Committee shall meet the independence requirements of the New York Stock Exchange and any other applicable regulatory bodies.

     The Committee shall meet as frequently as its members deem appropriate to carry out its responsibilities, and shall meet at least annually. A majority of the Committee's members shall be required for a quorum. The Committee shall maintain minutes of each meeting and shall report on matters considered at Committee meetings to the Board of Trustees at the next regular meeting of the Board of Trustees.

PURPOSE

     The purpose of the Committee is to:

     1. Nominate candidates for election to the Board of Trustees at each annual meeting of shareholders.

     2. Recommend candidates to the Board of Trustees to fill vacancies occurring on the Board of Trustees or any committee thereof, and evaluate the fitness and qualifications of any candidates proposed for nomination by the Trust's shareholders.

     3. Recommend trustee nominees to the Board of Trustees for each committee.

     4. Evaluate and establish Trustee compensation.

DUTIES AND RESPONSIBILITIES

     In carrying out the purposes of the Committee set forth above, the Committee shall perform the following functions. The Committee may carry out additional functions and adopt additional policies and procedures as it may deem to be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee also shall carry out any other responsibilities and duties delegated to it by the Board of Trustees from time to time related to the purposes of the Committee outlined above.

A. Board Selection, Composition and Evaluation

     1. Identify individuals believed to be qualified as candidates to serve on the Board of Trustees and conduct all necessary and appropriate inquiries into the backgrounds and qualifications of such candidates (and of any candidates proposed for nomination by the Trust's shareholders, who will be instructed to direct any such nominees to the Chairman of the Committee).

     2. Review and make recommendations to the Board of Trustees as to whether members of the Board should stand for re-election. As part of such review, the Committee annually will review the independence of each non-employee trustee in light of the independence criteria established by the rules of the New York Stock Exchange and any other applicable regulations and recommend to the Board of Trustees whether to make an independence determination with respect to each such non-employee trustee.

     3. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Trustees in order to ensure the Board of Trustees has the requisite expertise to discharge its obligations to the Trust's shareholders.

B. Committee Selection, Composition and Evaluation

     1. Establish, monitor and recommend the purpose, structure and operations of the various committees of the Board of Trustees (including authority to delegate to subcommittees), the qualifications and criteria for membership on each committee of the Board of Trustees and, as circumstances dictate or the Committee otherwise deems appropriate, make any recommendations regarding periodic rotation of trustees among the committees.

     2. Recommend trustees to serve on the committees of the Board of Trustees, giving consideration to the criteria for service on each committee as set forth in the charter for each such committee, and, where the Committee deems appropriate, make recommendations regarding the removal of any member of any committee.

     3. Recommend members of the Board of Trustees to serve as the Chair of the committees of the Board of Trustees.

     4. Evaluate whether the necessary and appropriate committees exist to support the work of the Board of Trustees and make recommendations to the Board of Trustees for the creation of additional committees or the elimination of committees as appropriate.

     5. Periodically review the charter of each committee and propose modifications to the applicable committee for consideration as appropriate.

C. Trustee Compensation

     1. Periodically review the form and amount of the compensation of members of the Board of Trustees. In fulfilling this responsibility, the Committee may request that management report to the Committee on the status of the trustees' compensation in relation to the Trust's peers and other similarly situated companies. The Committee shall recommend changes to trustee compensation for consideration by the Board of Trustees as appropriate.

D. Retention of Outside Advisers

     1. The Committee shall have the authority to retain counsel, consultants or other outside advisers with respect to any issue without consulting or obtaining the approval of any officer of the Trust in advance.

     2. The Committee shall have sole authority to retain and terminate any search firm to be used to assist in identifying trustee candidates, including the sole authority to approve the search firm's fee and other retention terms.

E. Annual Evaluations

     1. Lead the Board of Trustees in an annual self-evaluation process to determine whether the Board of Trustees and its committees are functioning effectively. Receive comments from the Board of Trustees members and summarize and report annually to the Board of Trustees an assessment of the Board's performance. The assessment should focus on the Board of Trustees' contribution to the Trust and emphasize those areas in which the Board of Trustees believes a better contribution could be made. The Committee will establish the criteria to be used in such evaluations.

     2. Assess, on an annual basis, the skills and characteristics of the trustees and the composition of the Board of Trustees as a whole. This assessment should include an analysis of the Board of Trustees' core competencies and the other factors set forth in the Trust's Governance Guidelines.

     3. Perform an annual review and evaluation of the Committee's performance, including a review of the Committee's compliance with this Charter. The Committee shall conduct such evaluation and review in such manner as it deems appropriate and report the results of the evaluation to the entire Board of Trustees.

February 18, 2004

                                                                      APPENDIX C

                           THE TOWN AND COUNTRY TRUST

                                AUDIT COMMITTEE

                                    CHARTER

ORGANIZATION

     The Audit Committee is a committee of the Board of Trustees of The Town and Country Trust (the "Trust") and is authorized to perform its functions for and on behalf of the Trust. The Committee shall have at least three members, one of whom shall act as Chair of the Committee. The members and the Chair of the Committee will be appointed each year by the Board and shall serve at the pleasure of the Board of Trustees and for such term or terms as the Board of Trustees may determine. Members of the Committee, including the Chair, shall meet the independence, experience and other requirements of the New York Stock Exchange and any other applicable regulatory bodies. In that regard, the Committee shall endeavor to have at least one member who either meets the Securities and Exchange Commission's definition of "audit committee financial expert" or who, in the business judgment of the Board of Trustees, is capable of serving the functions expected of such financial expert.

     No trustee may serve as a member of the Committee if such trustee serves on the audit committees of more than two other public companies unless the Board of Trustees determines that such simultaneous service would not impair the ability of such trustee to serve effectively on the Committee.

     The Committee shall meet at least quarterly. A majority of members is required for a quorum. The Committee shall maintain minutes of each meeting and provide them to all members of the Board of Trustees, and shall report on matters considered at Committee meetings to the Board of Trustees at its next regular meeting. The Committee shall meet at least quarterly separately with management, separately with the officer(s) of the Trust responsible for internal audit and separately with the independent auditors to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately.

PURPOSE

     The purposes of the Audit Committee are to:

       1. assist Board oversight of (i) the integrity of the Trust's financial statements and related disclosure matters, (ii) the Trust's compliance with legal and regulatory requirements, (iii) the Trust's relationship with the independent auditors and the independent auditor's qualifications and independence, (iv) the performance of the Trust's internal audit function, and (v) the performance of the Trust's risk management function; and

       2. prepare the Audit Committee Report required by the rules of the Securities and Exchange Commission to be included in the Trust's annual proxy statement.

     The Committee's role is one of oversight. It is the responsibility of the Trust's management to plan and conduct audits and to prepare consolidated financial statements in accordance with generally accepted accounting principles, and it is the responsibility of the Trust's independent auditor to audit those financial statements. Therefore, each member of the Committee, in exercising his or her business judgment, shall be entitled to rely on the integrity of those persons and organizations within and outside the Trust from whom he or she receives information, and on the accuracy of the financial and other information provided to the Committee by such persons or organizations. The Committee does not provide any expert or other special assurance as to the Trust's financial statements or any expert or professional certification as to the work of the Trust's independent auditor.

DUTIES AND RESPONSIBILITIES

     The Committee shall perform the following functions and may carry out additional functions and adopt additional policies and procedures in furtherance of the purpose of the Committee outlined above, as may be appropriate in light of changing business, legislative, regulatory, or other conditions, or as may be delegated to the Committee by the Board of Trustees from time to time.

A. Financial Statements and Disclosure Matters

     1. The Committee shall review and discuss with management and the independent auditor the Trust's annual audited and quarterly consolidated financial statements, including the disclosures contained in the Trust's Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations." After review of the annual audited consolidated financial statements and the reports and discussions required by Sections A. 7. and B. 5. below, the Committee shall determine whether to recommend to the Board of Trustees that such financial statements be included in the Trust's Form 10-K.

     2. The Committee shall be advised of (i) the execution by the Trust's Chief Executive Officer and Chief Financial Officer of the certifications required to accompany the filing of the Form 10-K and the Forms 10-Q, and (ii) any other information required to be disclosed to it in connection with the filing of such certifications.

     3. The Committee shall discuss with management and the independent auditor any significant financial reporting issues and judgments made in connection with the preparation of the Trust's financial statements, including any significant changes in the Trust's selection or application of accounting principles, any major issues as to the adequacy and clarity of the Trust's disclosure procedures and internal controls and any special steps adopted in light of material control deficiencies.

     4. The Committee shall review the quarterly reports from the Trust's independent auditors relating to the following matters, and discuss the same with the independent auditors and the Trust's management, as the Committee deems appropriate:

        (a) All critical accounting policies and practices to be used.

        (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment recommended by the independent auditor.

        (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     5. The Committee shall discuss with management the Trust's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, and financial information and earnings guidance provided to analysts and rating agencies. Such discussions may be conducted generally (i.e., by discussing the types of information to be disclosed and the types of presentations to be made). The Committee may delegate responsibility for the review of the quarterly earnings press release to a member of the Committee.

     6. The Committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Trust's financial statements.

     7. The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

B. Oversight of the Trust's Relationship with the Independent Auditor

     1. The Committee shall have the sole authority to appoint or replace the independent auditor. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purposes of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Committee.

     2. The Committee shall review and approve in advance the annual plan and scope of work of the independent auditor, including staffing of the audit, and shall review with the independent auditor any audit-related concerns and management's response.

     3. The Committee shall pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust by the independent auditors, to the extent required by law. The Committee may delegate to one or more Committee members, the authority to grant pre-approvals for audit and permitted non-audit services to be performed for the Trust by the independent auditor, provided that decisions of such members to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

     4. The Committee shall review and evaluate the experience, qualifications and performance of the senior members of the independent auditor team on an annual basis. As part of such evaluation, the Committee shall review with the lead audit partner whether any of the audit team members receive any discretionary compensation from the audit firm with respect to procurement or performance of any services, other than audit, review or attest services, by the independent auditor.

     5. The Committee shall obtain and review a report from the independent auditor at least annually addressing (i) the independent auditor's internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships between the independent auditor and the Trust (in order to assess if the provision of permitted non-audit services is compatible with maintaining the auditor's independence, taking into account the opinions of management and the internal auditors.)

     6. The Committee shall ensure the rotation of members of the audit engagement team, as required by law, and will require that the independent auditor provide a plan for the orderly transition of audit engagement team members. The Committee shall also consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

     7. The Committee shall establish and oversee the Trust's policies for the hiring by the Trust of employees or former employees of the independent auditor who participated in any capacity in the audit of the Trust.

C. Oversight of the Trust's Internal Audit Function

     1. The Committee shall review and discuss with the independent auditor the annual audit plan of the Chief Financial Officer and Principal Accounting Officer, including responsibilities, budget and staffing, and, if appropriate, shall recommend changes.

     2. The Committee shall review, as appropriate, the results of internal audits and shall discuss related significant internal control matters with the Chief Financial Officer and Principal Accounting Officer and with the Trust's management, including significant reports to management prepared by the Chief Financial Officer and Principal Accounting Officer and management's responses.

     3. The Committee shall review the adequacy of the Trust's internal controls with the Chief Financial Officer and Principal Accounting Officer and the independent auditor. In that regard, the Committee shall participate in the appointment and performance evaluation of the Trust's Chief Financial Officer. The Committee also shall review the adequacy of resources to support the internal audit function, and, if appropriate, recommend changes.

D. Oversight of the Trust's Risk Management Function

     1. The Committee shall oversee the Trust's risk management function and shall discuss with management the major financial, legal and reputational risk exposures of the Trust and the steps management has taken to monitor and control such exposures, including the Trust's risk assessment and risk management policies.

E. Oversight of the Trust's Compliance Function

     1. The Committee shall monitor the Trust's compliance function, including compliance with the Trust's policies and the Trust's Code of Ethics, and shall review with the Trust's counsel and Chief Financial Officer the adequacy and effectiveness of the Trust's procedures to ensure compliance with legal and regulatory requirements.

     2. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Trust regarding accounting, internal controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

     3. The Committee shall discuss with management, the Trust's counsel and the independent auditor any correspondence with regulators or governmental agencies and any published reports, which raise material issues regarding the Trust's financial statements or accounting policies.

     4. The Committee shall discuss with the Trust's counsel legal matters that may have a material impact on the financial statements or the Trust's compliance policies, including any knowledge of fraud or breach of fiduciary duties.

ACCESS TO MANAGEMENT; RETENTION OF OUTSIDE ADVISERS

A. Access to Management

     The Committee shall have full, free and unrestricted access to the Trust's senior management and employees, and to the Trust's internal and independent auditors.

B. Access to Outside Advisers

     The Committee has the authority to retain legal counsel, consultants or other outside advisers, with respect to any issue or to assist it in fulfilling its responsibilities, without consulting or obtaining the approval of any officer of the Trust.

     The Trust shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor and to any advisers retained by the Committee as well as payment of ordinary administrative expenses of the Committee.

ANNUAL EVALUATION

     The Committee shall perform an annual review and evaluation of its performance, including a review of its compliance with this Charter. The Committee shall conduct such evaluation and review in such manner as it deems appropriate and report the results of the evaluation to the entire Board of Trustees.

February 18, 2004

                                DETACH CARD HERE
--------------------------------------------------------------------------------

                                             PROXY

                                    THE TOWN AND COUNTRY TRUST                             THIS PROXY IS SOLICITED ON BEHALF
                                                                                           OF THE BOARD OF TRUSTEES

                          The undersigned hereby appoints HARVEY SCHULWEIS and DANIEL G. BERICK and each of them as Proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Shares of Beneficial Interest of The Town and Country Trust
                      held of record by the undersigned on March 17, 2004, at the Annual Meeting of Shareholders to be held on May 5, 2004, and at any adjournments thereof:

                      1. Election of five (5) Trustees for a term expiring at the 2005 Annual Meeting of Shareholders.

                       FOR all nominees listed below        [ ]              WITHHOLD AUTHORITY        [ ]
                       (except as indicated to the contrary below)           to vote for the nominees listed below

                            Harvey Schulweis, Nancy Lerner Beck, James H. Berick, H. Grant Hathaway and Milton A. Wolf

                      (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
                      ------------------------------------------------------------------------------------------------------
                      2. In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

                           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED
                      SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
                                                   (Continued, and to be signed on other side)

    PLEASE SIGN
        AND
       RETURN
        THIS
       PROXY
      WHETHER
       OR NOT
     YOU EXPECT
     TO ATTEND
        THE
      MEETING
  ---------------
      YOU MAY
    NEVERTHELESS
      VOTE IN
     PERSON IF
     YOU ATTEND

                                DETACH CARD HERE
 -------------------------------------------------------------------------------

                        (Continued from the other side)

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                              When signing as attorney, as
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such. If a corporation,
                                              please sign in full corporate name
                                              by President or other authorized
                                              officer. If a partnership, please
                                              sign in partnership name by
                                              authorized person.

                                              Dated           , 2004


                                              ----------------------------------
                                                          Signature

                                              ----------------------------------
                                                  Signature, if held jointly

                                              PLEASE MARK, SIGN, DATE AND RETURN
                                                   THE PROXY CARD PROMPTLY
                                                 USING THE ENCLOSED ENVELOPE